DAVIESS COUNTY
MC230 PG118

KENTUCKY

OIL WELL PERCENTAGE OWNERSHIP ASSIGNMENT

Let be known to all parties that the following individual have been assigned the following percentage and type of ownership:

Located on the Carolton/ Hagan Lease located at 7558 Old Highway 64 Philpot KY 42366. Including 2 wells registered in the county of Daviess, Commonwealth of Kentucky Clerks office MC230 Page 103. Permits 76780 + 76418

This assignment of ownership is being transferred by oil well holder from the company's personal registered ownership (NEO Oil and Gas 24200 Southwest Freeway Suite 402 # 280Rosenberg, Texas 77471) in the listed permitted wells and transfers to:

1. Northwest Oil & Gas Trading Company Inc. ITIN 82-355293 4650 Wedekind Rd., Suite 3 Sparks, 89431 NV awarded 71% WI / 51% NRI.

This Assignment ownership was officially Transferred on 04/01/18

x ______________________

Nicholas Bures
Acting Agent NEO
Magna Bures Oil LLC

This assignment was signed in my presence by Nicholas Bures and on 06/16/ 2018. I am a notary in the state of Kentucky, Daviess County registration number 147835 and my commission ends on 8/30/2021.

Stacy Taylor
____
Notary Signature

1 Page Only, End of Assignment

This Assignment was prepared by Stacy Taylor of Magna Bures Oil LLC 30 North Gould Sheridan Wyoming 82801